UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/27/2007

MD TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50435

DE	72-1491921
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

620 Florida Street, Suite 200, Baton Rouge, LA 70801
(Address of principal executive offices, including zip code)

225-343-7169
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On April 27, 2007, MD Technologies Inc. issued a press release announcing that it intends to voluntarily deregister its common stock on or about May 9th, 2007.

The press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference as if fully set forth

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits
The following exhibit is furnished as a part of this Current Report on Form 8-K:

99.1        Press release issued by MD Technologies Inc. on April 27, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MD TECHNOLOGIES INC.

Date: April 27, 2007	By:	/s/ William D. Eglin
William D. Eglin
CEO

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release